                                                                    EXHIBIT 99.2



                          LEASE TERMINATION AGREEMENT

        This LEASE TERMINATION AGREEMENT ("Agreement") is made and entered into as of November 22, 2002, by and between EOP-SHORELINE TECHNOLOGY PARK, L.L.C., a Delaware limited liability company ("LANDLORD"), and INTRABIOTICS
PHARMACEUTICALS, INC., a Delaware corporation ("TENANT").


                                R E C I T A L S :


        A. Landlord and Tenant entered into that certain Office Lease Agreement (the "OFFICE LEASE"), dated as of February 7, 2000, as amended by that certain First Amendment, dated as of September 26, 2001 and that certain letter agreement dated December 21, 2001 (collectively, the "LEASE"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 65,856 rentable square feet of space (collectively the "PREMISES") described as Building 1 located at 2011 Stierlin Court, in that certain project (the "Project") commonly known as Shoreline Technology Park, Mountain View, California 95043.

        B. Tenant failed to pay the monthly rent due and owing under the terms of the Lease on October 1, 2002 and November 1, 2002. On or about October 7, 2002, following Tenant's failure to pay the monthly rental obligation due on October 1, 2002, Landlord duly and validly served on Tenant that certain Notice to Pay Rent or Quit the Premises (the "NOTICE") demanding the immediate payment of the amount of $243,267.12 in Rent then in default. As a result of Tenant's failure to cure the Lease defaults in accordance with the Notice, Landlord has filed a Complaint for Unlawful Detainer against Tenant in the Superior Court of California, County of Santa Clara, Case No. DC02 429297 (the "ACTION"), and such Action is currently pending.

        C. Except as otherwise provided herein, Landlord and Tenant desire to enter into this Agreement in order to confirm that the Lease will terminate, effective January 3, 2003, and to release one another from their respective obligations thereunder, upon Landlord's receipt of the consideration set forth herein.

                               A G R E E M E N T :

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. CAPITALIZED TERMS. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this Agreement.

        2. TERMINATION OF LEASE. Subject to the terms of this Section 2, Tenant acknowledges and agrees that: (i) Tenant is presently in default under the terms of the Lease as a result of its failure to pay monthly rent due and owing under the terms of the Lease on October 1, 2002 and November 1, 2002 and failure to cure such defaults in accordance with the Notice; (ii) Tenant hereby notifies Landlord that Tenant is unable to continue to pay the full amount of the Rent and other charges due and owing under the terms of the Lease; (iii) Tenant hereby repudiates its obligations under the Lease; and (iv) as a result of Tenant's defaults and failure to perform in accordance with the terms of the Lease, Landlord has the immediate right to exercise any and all rights and remedies it has under the Lease or state law, including the right to draw upon the "Letters of Credit," as that term is defined in Section 3.2 of this Agreement. Notwithstanding the foregoing, in lieu of litigation between the parties concerning the Action and Tenant's defaults, Landlord and Tenant hereby mutually agree that, conditioned upon the satisfaction of all of the "Release Conditions," as that term is defined in Section 6 below, the Lease will permanently and irrevocably terminate effective January 3, 2003 (the "LEASE TERMINATION DATE"). The parties agree that the Lease is being terminated in settlement of the Action and, except to the extent the releases set forth in Section 6 below become effective, the termination of the Lease shall not extinguish, release or discharge Tenant of its obligations under the Lease and/or obligation to pay damages resulting from its default under the Lease or the early termination of the Lease. Notwithstanding the foregoing, in the event that any of the Release Conditions do not occur, then Tenant's notification to Landlord that Tenant is unable to continue to pay the full amount of Rent and other charges due and owing under the terms of the Lease and its repudiation of the Lease, as set forth above, shall be null and void and of no further force or effect, and Tenant shall not be deemed to have repudiated the Lease (such language shall not be construed to void or nullify any other defaults under the Lease, if any).

               2.1 SURRENDER OF PREMISES. Subject to the satisfaction of the Release Conditions set forth in Section 6, items (ii) through (vi) below, Tenant shall vacate the Premises and surrender and deliver exclusive possession thereof to Landlord on or before the Lease Termination Date, in accordance with the provisions of the Lease. If Tenant fails to timely vacate and surrender the Premises, then notwithstanding any contrary provision of this Agreement, Tenant shall be deemed to be holding over in the Premises and the terms of Article XXV of the Office Lease shall apply.

               2.2 CONTINUING LIABILITY. Notwithstanding the termination of the Lease and the release of liability, if at all, as set forth in Section 6 of this Agreement, Landlord and Tenant shall remain liable, with respect to the period of Tenant's tenancy prior to the Lease Termination Date, for the performance of all of their respective obligations under the Lease (but excluding any obligation of Tenant to pay Base Rent except as set forth in Section 2.4 below, Tenant's Pro Rata Share of estimated or actual Expenses and Taxes for calendar year 2003, and, except as set forth in Section 2.4 below, any Expenses and Taxes in accordance with the annual reconciliation of Expenses and Taxes as set forth in the Lease for any calendar year prior to 2003 (collectively, "TENANT'S EXCLUDED OBLIGATIONS"), and excluding any obligation of Landlord to refund to Tenant or credit against Rent due under the Lease any overpayment by Tenant of Expenses and Taxes in accordance with the annual reconciliation of Expenses and Taxes as set forth in the Lease), and for any obligations set forth in the Lease which specifically survive the expiration or earlier termination thereof, and the payment by Tenant of all amounts owed by Tenant under the Lease (but excluding any amounts owing for Tenant's Excluded Obligations), up to and including the Lease Termination Date. Landlord and Tenant shall have all their respective rights and remedies with respect to such obligations as set forth in the Lease.

               2.3 TENANT'S REPRESENTATIONS. Tenant represents and warrants to Landlord that (i) Tenant has not heretofore assigned or otherwise transferred any portion of its interest in the Lease, or sublet or granted occupancy rights to any portion of the Premises; (ii) no other person, firm or entity has any right, title or interest in the Lease or the Premises; and (iii) Tenant has the full right, legal power and actual authority to enter into this Agreement and to terminate Tenant's lease of the Premises; (iv) to Tenant's knowledge, as of the date hereof, Landlord is not in default of any of its obligations under the Lease, and Tenant knows of no circumstance which, with the passing of time, would be a default under the Lease; and (v) there are no existing defenses or offsets, or claims or any basis for a claim, that Tenant has against Landlord. Tenant further represents and warrants to Landlord that as of the date hereof there are no, and as of the Lease Termination Date there shall not be any, mechanic's liens or other liens encumbering all or any portion of the Project, by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors or assigns. Notwithstanding the termination of the Lease and the release of liability provided for herein, the representations and warranties set forth in this Section shall survive the Lease Termination Date and Tenant shall be liable to Landlord for any inaccuracy or any breach thereof.

               2.4 BASE RENT; ADDITIONAL RENT. Concurrently with Tenant's execution and delivery of this Agreement to Landlord, Tenant shall pay to Landlord cash, by wire transfer as directed by Landlord, in the amount of $740,207.57 (the "RENT PAYMENT"), comprised of the sum of (i) Base Rent for the months of October, November and December 2002 and for January 1 and 2, 2003 in the amount of $646,266.88 in the aggregate, plus Tenant's Pro Rata Share of estimated Expenses and Taxes for the months of October, November and December 2002 in the amount of $97,583.76, plus (ii) the amount of $40,303.93, representing the difference between (a) the amount of $430,638.97, representing the amount projected by Landlord as Tenant's Pro Rata Share of actual Expenses and Taxes for calendar year 2002, and (b) the amount of $390,335.04, representing the amount of Tenant's Pro Rata Share of estimated Expenses and Taxes for calendar year 2002, minus (iii) the amount of $43,947.00, representing the amount owing by Landlord to Tenant for the annual reconciliation of Expenses and Taxes as set forth in the Lease for calendar year 2001 .

        3. CASH CONSIDERATION AMOUNTS. The payments and agreements set forth in this Section 3 are referred to herein as the "CASH CONSIDERATION AMOUNTS".

               3.1 TERMINATION PAYMENT. Concurrently with Tenant's execution of this Agreement to Landlord, Tenant shall pay to Landlord cash, by wire transfer as directed by Landlord, in the amount of $3,300,000.00 (the "CASH TERMINATION PAYMENT").

               3.2 LETTERS OF CREDIT. Landlord and Tenant hereby acknowledge and agree that, in accordance with the terms of Article VI of the Office Lease, Landlord currently holds two Irrevocable Standby Letters of Credit, namely Letter of Credit No. SVB01IS3689 in the amount of $600,000.00, and Letter of Credit No. SVB001S2056 in the amount of $1,000,000.00 (collectively, the "LETTERS OF CREDIT"), both of which Letters of Credit were issued by Silicon Valley Bank (the "LC LENDER"). Tenant acknowledges that neither the Letters of Credit nor the proceeds thereof are an asset of Tenant, and in the event of a bankruptcy action filed by or against Tenant, they shall not be part of the Tenant's estate. Immediately upon the full execution and delivery of this Agreement by Landlord and Tenant, Landlord shall have the right to draw down upon the entire amount of the Letters of Credit, and to keep the proceeds of such draws for Landlord's own account. Tenant shall exercise its best efforts to assist Landlord in its effort to draw upon the full amount of the Letters of Credit, including, but not limited to, by confirming to the LC Lender that Landlord has the right to draw on the full amount of the Letters of Credit, and by executing any and all documents required by the LC Lender, or reasonably required by Landlord, in connection with any draw request and taking any other actions necessary to facilitate the draws on the Letters of Credit. Any costs or fees charged by the LC Lender in connection with the Landlord's draw thereof shall be reimbursed by Tenant to Landlord promptly upon Landlord's submission of an invoice to Tenant for such amounts. Tenant hereby acknowledges and agrees that the amounts being drawn under the Letters of Credit are being drawn pursuant to the terms of the Office Lease Agreement dated as of February 7, 2000, as amended, between Tenant, as tenant and Landlord, as landlord, for certain premises located at Shoreline Technology Park, Mountain View, California. A failure of Landlord to be able to draw the entire amount of the Letters of Credit shall, at Landlord's option, either (i) be deemed a default by Tenant under this Agreement, which shall entitle Landlord to exercise all of its remedies hereunder, as more particularly set forth in Section 7, below, or (ii) Landlord shall be entitled to demand a cash payment from Tenant in the amount of the unsatisfied draw, which amount shall be payable by Tenant to Landlord within five (5) business days of Landlord's request therefor, and Tenant's failure to timely pay such amount shall constitute a default by Tenant under this Agreement, which shall entitle Landlord to exercise all of its remedies hereunder, as more particularly set forth in Section 7, below.

        4. STOCK GRANT. Concurrently with the execution of this Agreement, Tenant and Landlord shall enter into a common stock purchase agreement (the "COMMON STOCK PURCHASE AGREEMENT") in the form attached hereto as EXHIBIT A, pursuant to which Tenant shall agree to immediately grant to Landlord One Million Two Hundred Fifty Thousand (1,250,000) shares of Tenant's common stock on the terms and conditions of the Common Stock Purchase Agreement.

        5. DISMISSAL OF LITIGATION. Within five (5) business days after all of the conditions set forth in Section 6, items (ii) through (vi) below have occurred, Landlord shall dismiss with prejudice the Action, and any other currently pending actions by Landlord against Tenant. Landlord shall provide Tenant with conformed copies of all such endorsed filed requests for dismissal with prejudice promptly thereafter.

        6. RELEASE. The terms of this Section 6 shall be effective, if at all, only upon the occurrence of all of the following conditions: (i) the occurrence of the Lease Termination Date; (ii) the delivery by Tenant to Landlord of the Rent Payment in accordance with Section 2.4 above; (iii) the delivery by Tenant to Landlord of the Cash Termination Payment in accordance with Section 3.1 above; (iv) the receipt by Landlord of the proceeds of the Letters of Credit in accordance with Section 3.2 above, on or before December 15, 2002, or Tenant's cash payment in lieu thereof in accordance with Section 3.2 above (the "LETTERS OF CREDIT PROCEEDS OR SUBSTITUTE PAYMENT"); (v) the full execution and delivery of the Common Stock Purchase Agreement by Landlord and Tenant in accordance with
Section 4 above; and (vi) the receipt by Landlord of the "Shares," as that term is defined in Section 1.1 of the Common Stock Purchase Agreement, in accordance with the terms of the Common Stock Purchase Agreement (the foregoing conditions set forth in items (i) through (vi) are referred to herein as the "RELEASE CONDITIONS").

               6.1 TENANT'S RELEASE. For valuable consideration, and the mutual covenants and agreements contained herein, Tenant, on behalf of itself, and its predecessors, guarantors, successors and assigns, fully and forever releases Landlord, and its affiliates, directors, officers, shareholders, employees, agents, attorneys, investment advisors, portfolio managers, trustees, ancillary trustees, beneficiaries and their affiliates, successors and assigns, and their respective partners, shareholders, officers, directors and employees and all persons acting by, through, under or in concert with them, or any of them (collectively "LANDLORD RELEASEE"), of and from any and all manner of action or actions, cause or causes of action, at law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs or expenses of any nature whatsoever, known or unknown, fixed or contingent, which Tenant has as of the Lease Termination Date or may thereafter have against Landlord, or any Landlord Releasee, by reason of, arising out of, based upon or relating to Landlord's obligations under the Lease, except as provided in this Agreement.

               6.2 TENANT WAIVER. Tenant hereby certifies that it has read and understood the provisions of California Civil Code, Section 1542 and has consulted or has had the opportunity to consult with its own counsel regarding same. Tenant hereby waives any and all rights under California Civil Code,
Section 1542, which provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               6.3 LANDLORD'S RELEASE. For valuable consideration, and the mutual covenants and agreements contained herein, Landlord, on behalf of itself, and its predecessors, successors and assigns, fully and forever releases Tenant, and its affiliates, directors, officers, shareholders, employees, agents, attorneys, investment advisors, portfolio managers, trustees, ancillary trustees, beneficiaries and their affiliates, successors and assigns, and their respective partners, shareholders, officers, directors and employees and all persons acting by, through, under or in concert with them, or any of them (collectively "TENANT RELEASEE"), of and from any and all manner of action or actions, cause or causes of action, at law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs or expenses of any nature whatsoever, known or unknown, fixed or contingent, which Landlord has as of the Lease Termination Date or may hereafter have against Tenant, or any Tenant Releasee, by reason of, arising out of, based upon or relating to Tenant's obligations under the Lease, except as provided in this Agreement. Landlord's release pursuant to this Section 6.3 shall be effective so long as no action, litigation, or other proceeding (collectively, the "PREFERENCE ACTION") is filed or brought against Landlord under 11 U.S.C.
section 547, or any other similar state or federal law in connection with a bankruptcy filed within ninety-one (91) days after the occurrence of the last "Transfer," as that term is defined hereinbelow, by Tenant to Landlord, seeking the avoidance or return of any payments or transfers to Landlord made under the terms of this Agreement, including the Cash Termination Payment, the Letters of Credit Proceeds or Substitute Payment, the Rent Payment or the Shares (collectively, the "TRANSFERS"), and which results in Landlord being obligated to pay any amount to anyone by reason of a judgment entered in any such action, in settlement of any claims, or otherwise. In the event any Preference Action is filed against Landlord seeking the avoidance or return of any of the Transfers which results in Landlord being obligated to pay any amount to anyone by reason of a judgment entered in any such action, in settlement of any claims, or otherwise, Landlord's release shall become null and void and Landlord shall be entitled to assert against Tenant all of Landlord's rights and remedies as set forth in Article XX of the Office Lease, and the right to recover damages from Tenant as provided in California Civil Code Section 1951.2, in addition to any other rights and remedies it has under either the Lease or state or federal law, but taking into account, in any case, amounts previously paid and consideration given that are not recovered in the Preference Action, and in such event it is expressly understood and agreed by the parties hereto that this Agreement shall not be construed as a substitution of an agreement for an obligation, nor as a novation or the substitution of a contract for an obligation, but instead as a mere mechanism employed by the parties hereto to permit a procedure whereby Landlord and Tenant are afforded the benefits set forth herein.

               6.4 LANDLORD WAIVER. Landlord hereby certifies that it has read and understood the provisions of California Civil Code, Section 1542 and has consulted or has had the opportunity to consult with its own counsel regarding same. Landlord hereby waives any and all rights under California Civil Code,
Section 1542, which is set forth in Section 6.2, above.

        7. DEFAULT BY TENANT. In the event that Tenant fails to perform any of its obligations as set forth in this Agreement or the Common Stock Purchase Agreement, or fails to cause all of the Release Conditions to occur, and such failure continues for a period of three (3) days after notice thereof, then Tenant shall be deemed to be in default (the "DEFAULT") of this Agreement, and Landlord shall have all of its rights and remedies available at law or in equity.

        8. INVALIDITY. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provisions of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provisions had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

        9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. A facsimile copy of this Agreement is effective as a signed original.

        10. ENTIRE AGREEMENT. This Agreement and the Common Stock Purchase Agreement constitute and are intended to constitute the entire agreement of the parties hereto concerning the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any party hereto except as specifically set forth herein. All prior discussions and negotiations with respect to the subject matter hereof are superseded by this Agreement.

        11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        12. ATTORNEYS' FEES. If any action is brought by either party against the other party to interpret or enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action, whether or not the action is prosecuted to a final judgment. For purposes of this Agreement, the term "attorneys' fees" shall mean the reasonable fees and expenses of counsel to the parties hereto, which may include printing, photostatting, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney.

        13. AUTHORITY TO EXECUTE AGREEMENT. Each individual and entity executing this Agreement hereby represents and warrants that he, she or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof. The parties have read and understand this Agreement and have had the opportunity to consult with counsel with respect hereto. Upon request by Landlord, Tenant shall provide (i) a corporate resolution, properly certified by the secretary of the corporation, specifically authorizing Tenant's execution of this Agreement and the Common Stock Purchase Agreement, and Tenant's performance in accordance with the terms thereof, and (ii) incumbency certificates for the officers executing this Agreement and the Common Stock Purchase Agreement.

        14. MODIFICATIONS. This Agreement may not be altered, amended, modified or otherwise changed in any respect whatsoever, except by a writing duly executed by all of the parties affected by such modification or by their authorized representatives. Any modification or waiver of any one provision shall not constitute the waiver or modification of any other provision not expressly waived or modified.

        15. FURTHER ASSURANCES. Landlord and Tenant hereby agree to execute such further documents or instruments as may be necessary or appropriate to carry out the intention of this Agreement.

        16. CONFIDENTIALITY. Tenant agrees that, except as otherwise specifically required by law (including, but not limited to, as the result of Tenant's status as a publicly held company) or as required by court order, neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Agreement or the Common Stock Purchase Agreement or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity not a party to this Agreement or the Common

Stock Purchase Agreement, including, but not limited to, any press release, without first obtaining the express written consent of Landlord (which Landlord may withhold in its sole and absolute discretion). Subject to Tenant's right, without Landlord's consent or prior notice to Landlord, to file this Agreement and the Common Stock Purchase Agreement with the Securities and Exchange Commission (the "SEC") and to provide information (to the extent required by law) to the SEC relating to this Agreement and the Common Stock Purchase Agreement, if Tenant is required by applicable law or legal process to disclose any information contained in this Agreement or the Common Stock Purchase Agreement to any other person, firm or entity not a party to this Agreement or the Common Stock Purchase Agreement, Tenant will give Landlord written notice of such requirement promptly upon Tenant becoming aware of same and in any event prior to making any disclosure pursuant thereto, will consult with Landlord regarding the disclosure proposed to be made by Tenant and, if disclosure is required by court order, Tenant will provide such assistance in seeking a protective order or other appropriate relief as Landlord may reasonably request. If Tenant is required by law or court order to disclose any information contained in this Agreement or the Common Stock Purchase Agreement, Tenant will disclose or otherwise furnish only the information legally required to be disclosed, as advised in writing by Tenant's legal counsel, and such disclosure shall be made only to the necessary and appropriate governmental entities.

        17. NOTICES. All notices, requests, demands, statements, designations, approvals or other communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("MAIL"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the addresses set forth below, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. If personally delivered, such Notice shall be effective upon delivery. If Notice is sent by telex or fax transmission or other form of electronic transmission, such Notice shall be effective upon transmission (if prior to 6:00 p.m. in the recipient's time zone. If after 6:00 p.m., the Notice shall be effective at 9:00 a.m. on the next business day after such transmission). If mailed, Notice shall be deemed given on the third day after it is deposited in the mail in accordance with the foregoing. Any correctly addressed Notice that is refused, unclaimed or undelivered because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the Notice was refused, unclaimed or considered undeliverable by the postal authorities, messenger, officer of the law or overnight delivery service. As of the date hereof, any Notices must be sent, transmitted, or delivered, as the case may be, to the following addresses:

               Landlord:

               c/o EOP Operating Limited Partnership
               2 North Riverside Plaza
               Suite 2100
               Chicago, IL 60606-2703
               Attention:  Stacy L. Johnson, Esq.
               Facsimile:  (312) 454-0597

               with copies, at the same address, to:
               Chief Legal Counsel
               Facsimile:  (312) 559-5021

               and with additional copies to:

               Allen Matkins Leck Gamble & Mallory LLP
               1901 Avenue of the Stars, Suite 1800
               Los Angeles, California 90067
               Attention:  Anton N. Natsis, Esq.
               Facsimile:  (310) 788-2410

               Tenant:

               1245 Terra Bella Avenue
               Mountain View, California 94043
               Attention:  Chief Financial Officer
               Facsimile:  (650) 567-6657

               with copies to:

               Cooley Godward LLP
               3175 Hanover Street
               Palo Alto, California 94306-2155
               Attention:  Toni P. Wise, Esq.
               Facsimile:  (650) 849-7400

        18. EFFECT OF AGREEMENT. The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, their respective assignors, officers, directors, agents, heirs, related and affiliated entities, guarantors, assigns and successors in interest of every kind and nature whatsoever, as well as their representatives and attorneys.


                            [Signatures on next page]

                             [Signatures continued]

        IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                                  "LANDLORD"

                                  EOP-SHORELINE TECHNOLOGY PARK, L.L.C.,
                                  a Delaware limited liability company

                                  By:    EOP Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         sole member

                                         By:    Equity Office Properties Trust,
                                                a Maryland real estate
                                                investment trust, its general
                                                partner

                                                By: /s/ Richard Berk
                                                    ----------------------------
                                                Name:  Richard Berk
                                                       -------------------------
                                                Title:  Vice President
                                                       -------------------------

                                  "TENANT"

                                  INTRABIOTICS PHARMACEUTICALS, INC.,
                                  a Delaware corporation

                                  By: /s/ Eric H. Bjerkholt
                                      ------------------------------------------

                                  Name:  Eric H. Bjerkholt
                                      ------------------------------------------

                                  Title:  Sr. VP and Chief Financial Officer
                                         ---------------------------------------

                                    EXHIBIT A


                         COMMON STOCK PURCHASE AGREEMENT

                                   [ATTACHED]


                                   EXHIBIT A
                                       -1-

                       INTRABIOTICS PHARMACEUTICALS, INC.

                                ----------------

                         COMMON STOCK PURCHASE AGREEMENT

                                ----------------

                                NOVEMBER 22, 2002

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
SECTION 1      Authorization and Sale of Common Stock......................................1

        1.1    Authorization...............................................................1

        1.2    Sale of Common Stock........................................................1

SECTION 2      Closing; Delivery...........................................................1

        2.1    Closing.....................................................................1

        2.2    Delivery....................................................................1

SECTION 3      Representations and Warranties of the Company...............................2

        3.1    Organization................................................................2

        3.2    Authority...................................................................2

        3.3    Capitalization..............................................................2

        3.4    Compliance With Other Instruments, Governmental Consents....................2

        3.5    Issuance of Common Stock....................................................3

        3.6    SEC Filings; Company Financial Statements...................................3

        3.7    Material Changes............................................................3

        3.8    Absence of Litigation.......................................................4

        3.9    Compliance..................................................................4

        3.10   Title to Assets.............................................................4

        3.11   Certain Fees................................................................5

        3.12   [Intentionally Deleted].....................................................5

        3.13   [Intentionally Deleted].....................................................5

        3.14   [Intentionally Deleted].....................................................5

        3.15   Application of Takeover Protections.........................................5

        3.16   Disclosure..................................................................5

        3.17   Acknowledgment Regarding Purchasers' Purchase of Shares.....................5

        3.18   Patents and Trademarks......................................................6

        3.19   [Intentionally Deleted].....................................................6

        3.20   Insurance...................................................................6

        3.21   Regulatory Permits..........................................................6

        3.22   Transactions With Affiliates and Employees..................................6

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
        3.23   [Intentionally Deleted].....................................................6

        3.24   Internal Accounting Controls................................................6

SECTION 4      Representations and Warranties of the Purchaser.............................7

        4.1    Authorization...............................................................7

        4.2    Compliance With Other Instruments; Governmental Consents....................7

        4.3    Residency...................................................................7

        4.4    Investment Intent; Experience; No Registration..............................7

        4.5    Covenants of Purchaser......................................................8

SECTION 5      Conditions to Closing of Purchaser..........................................9

        5.1    Representations and Warranties Correct......................................9

        5.2    Covenants...................................................................10

        5.3    Lease Termination Agreement.................................................10

SECTION 6      Conditions to Closing of Company............................................10

        6.1    Representations and Warranties Correct......................................10

        6.2    Covenants...................................................................10

        6.3    Blue Sky....................................................................10

        6.4    Lease Termination Agreement.................................................10

SECTION 7      Registration of the Shares; Compliance with the Securities Act..............10

        7.1    Registration Procedures and Expenses........................................10

        7.2    Transfer of Shares After Registration; Suspension...........................12

        7.3    Indemnification.............................................................13

        7.4    Repurchase Option...........................................................16

SECTION 8      Miscellaneous...............................................................18

        8.1    Governing Law...............................................................18

        8.2    Successors and Assigns......................................................18

        8.3    Entire Agreement............................................................18

        8.4    Amendment and Waiver........................................................18

        8.5    Notices, Etc................................................................18

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
        8.6    Delays or Omissions.........................................................19

        8.7    Fees and Expenses...........................................................20

        8.8    Severability................................................................20

        8.9    Titles and Subtitles........................................................20

        8.10   Counterparts................................................................20

        8.11   Third Party Beneficiaries...................................................20

        8.12   Replacement of Shares.......................................................20

        8.13   Remedies....................................................................20

        8.14   [Intentionally Deleted].....................................................20

EXHIBIT A -- Schedule of Purchaser
EXHIBIT B -- [Intentionally Deleted]
EXHIBIT C -- Legal Opinion
EXHIBIT D -- IntraBiotics Pharmaceuticals, Inc. -- Purchaser Questionnaire EXHIBIT E -- IntraBiotics Pharmaceuticals, Inc. -- Certificate of Subsequent
             Sale
EXHIBIT F -- Plan of Distribution
SCHEDULE 3.8 -- List of Pending or Threatened Proceedings Against Company or any
                of its Subsidiaries

                       INTRABIOTICS PHARMACEUTICALS, INC.

                         COMMON STOCK PURCHASE AGREEMENT

        This Common Stock Purchase Agreement (the "AGREEMENT") is made as of November 22, 2002, by and among Intrabiotics Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"); EOP-Shoreline Technology Park, L.L.C., a Delaware limited liability company ("EOP-SHORELINE" or "PURCHASER").

                                    SECTION 1

                     AUTHORIZATION AND SALE OF COMMON STOCK

        1.1 Authorization. On or before the Closing (as defined in Section 2 below), the Company will authorize for sale and issuance hereunder of an aggregate of 1,250,000 shares (the "SHARES") of the Company's authorized Common Stock, par value $.001 per share.

        1.2 Sale of Common Stock. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, that number of shares of Common Stock specified opposite the Purchaser's name on the Schedule of Purchaser attached hereto as EXHIBIT A (the "SCHEDULE OF PURCHASER"). The sale of the Shares shall be deemed made in consideration of the Purchaser's entering into the Lease Termination Agreement of even date herewith (the "LEASE TERMINATION AGREEMENT") between the Company and EOP-Shoreline.

                                    SECTION 2

                                CLOSING; DELIVERY

        2.1 Closing. The closing of the purchase and sale of the Shares hereunder (the "CLOSING") shall be held at the offices of Cooley Godward LLP, 3175 Hanover Street, Palo Alto, California 94306-2155 California at 10:00 a.m., local time, on November 22, 2002, or at such other time and place upon which the Company and the Purchaser shall agree.

        2.2 Delivery. At the Closing, the Company will deliver to Purchaser an irrevocable instruction to the Company's transfer agent, dated as of the Closing, to issue to Purchaser, as soon as practicable but in no event later than five (5) business days after the Closing, (i) certificate or certificates, registered in the Purchaser's name as set forth on the Schedule of Purchaser, representing the number of Shares to be purchased by the Purchaser, as designated on the Schedule of Purchaser, and (ii) legal opinion of Cooley Godward LLP, in the form of EXHIBIT C, executed by such counsel and delivered to the Purchaser, against delivery to the Company by the Purchaser of the duly authorized and executed Lease Termination Agreement.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as otherwise described in the Company's regular reports on Form 10-Q, 10-K and 8-K as filed by the Company with the Securities and Exchange Commission (the "SEC") in 2002 up to the date hereof (the "SEC DOCUMENTS") and in the Company's press releases since September 30, 2002, true and complete copies of which have been delivered to Purchaser, including via EDGAR SEC filing system, prior to Closing, which qualifies the following representations and warranties in their entirety, the Company hereby represents and warrants to the Purchaser as follows:

        3.1 Organization. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease, and operate its properties and assets and to carry on its business as presently conducted. The Company is presently qualified to do business in each state in which the failure to be so qualified would have a Material Adverse Effect (as defined in Section 3.7, below) on the Company's business as presently conducted or the Company's properties.

        3.2 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Lease Termination Agreement; to sell and issue the Shares hereunder; and to carry out and perform its obligations under the terms of this Agreement and the Lease Termination Agreement. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the Lease Termination Agreement, and the authorization, sale, issuance and delivery of the Shares has been taken. This Agreement and the Lease Termination Agreement, when executed and delivered by the Company, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

        3.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of the Company's Preferred Stock, par value $0.001 per share. As of November 5, 2002, 37,784,886 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were outstanding. The Company has not issued any capital stock since September 30, 2002 other than pursuant to employee benefit plans disclosed in the Company SEC Documents. Except as set forth in the Company's SEC Documents, there are no outstanding rights, warrants or options to acquire any unissued shares of capital stock of the Company.

        3.4 Compliance With Other Instruments, Governmental Consents. The execution and delivery of this Agreement and the Lease Termination Agreement do not, and the consummation of the transactions contemplated hereby and thereby (including the issuance of the Shares), will not conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both) or give rise to a right of termination, cancellation, modification, or acceleration of any obligation or loss of any benefit under (any such event a "CONFLICT") (i) any provision of the Company's Certificate of Incorporation or Bylaws; (ii) any agreement to which the Company is a party that is material to the Company's business or properties where such Conflict would reasonably be expected to have a material adverse effect on the Company's business or properties; (iii) any judgment, order, or decree applicable to the Company; or (iv) any statute, law, ordinance, rule, or regulation applicable to the Company, where such Conflict with such statute, law, ordinance, rule, or regulation would reasonably be expected to have a material adverse effect on the Company's business or properties. No consent, waiver, approval, order, or authorization of, or registration, declaration, or filing with, any court, administrative agency or commission or other federal, state, county, local, or foreign governmental authority, instrumentality, agency, or commission ("GOVERNMENTAL Entity") is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the Lease Termination Agreement, or the consummation of the transactions contemplated hereby and thereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable federal and state securities laws.

        3.5 Issuance of Common Stock. The Shares to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and non-assessable.

        3.6 SEC Filings; Company Financial Statements. The Company has filed all reports required to be filed by it with the SEC under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") for at least the one year period preceding the date hereof. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. To the best knowledge of the Company, the Company is eligible to register the Shares for resale by the Purchaser under Form S-3 promulgated under the Securities Act. The financial statements of the Company, including the notes thereto, included in the SEC Documents (the "COMPANY FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States, consistently applied (except as may be indicated in the notes thereto), and present fairly the consolidated financial position of the Company at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). There has been no material change in the Company's accounting policies except as described in the notes to the Company Financial Statements.

        3.7 Material Changes. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect (as defined below), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP") or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the

Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below), except pursuant to existing Company stock option plans. A "MATERIAL ADVERSE EFFECT" is any event that individually or in the aggregate, (i) adversely affects the legality, validity or enforceability of any Transaction Document (as defined in Section 3.15, below), (ii) has or results in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries (as defined in Section 3.8, below), taken as a whole, or (iii) adversely impairs the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect"). "Affiliate" means any Person (as defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act ("AFFILIATE"). "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

        3.8 Absence of Litigation. Other than as set forth in the SEC Documents, there is no material action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, overtly threatened against or affecting the Company or any of its Subsidiaries (as defined below) that could, individually or in the aggregate, have a Material Adverse Effect. "Subsidiary" means any Person in which the Company, directly or indirectly, owns all or a controlling majority of capital stock or similar interest ("SUBSIDIARY" OR PLURALLY "SUBSIDIARIES"). SCHEDULE 3.8 contains a complete list of any pending or, to the knowledge of the Company, overtly threatened proceeding against the Company or any of its Subsidiaries, which would, individually or in the aggregate, have a Material Adverse Effect.

        3.9 Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any material indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to its knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

        3.10 Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens (as defined below), except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. "LIENS" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

        3.11 Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

        3.12 [Intentionally Deleted].

        3.13   [Intentionally Deleted].

        3.14 [Intentionally Deleted].

        3.15 Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents (as defined below), including, without limitation, as a result of the Company's issuance of the Shares and the Purchaser's ownership of the Shares. "TRANSACTION DOCUMENTS" means this Agreement and the Lease Termination Agreement.

        3.16 Disclosure. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.

        3.17 Acknowledgment Regarding Purchasers' Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Shares. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

        3.18 Patents and Trademarks. To its knowledge, the Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary for use in connection with its business as described in the SEC Documents and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

        3.19 [Intentionally Deleted].

        3.20 Insurance. The Company maintains insurance against such losses and risks and in such amounts as the Company reasonably believes is adequate and as is customary for a company of comparable size and similarly situated in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage as may be necessary to continue its business.

        3.21 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

        3.22 Transactions With Affiliates and Employees. Except as set forth in SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

        3.23 [Intentionally Deleted].

        3.24 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                    SECTION 4

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        The Purchaser represents and warrants to the Company with respect to the purchase of the Shares as follows:

        4.1 Authorization. The Purchaser has all requisite power and authority to execute and deliver this Agreement and the Lease Termination Agreement; to purchase the Shares hereunder; and to carry out and perform its obligations under the terms of this Agreement and the Lease Termination Agreement. All action on the part of the Purchaser, including all required corporate or limited liability company approvals, necessary for the authorization, execution, delivery, and performance of this Agreement, the Lease Termination Agreement, and the performance of the Purchaser's obligations under this Agreement and the Lease Termination Agreement, has been taken. This Agreement, and the Lease Termination Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms.

        4.2 Compliance With Other Instruments; Governmental Consents. The execution and delivery of this Agreement and the Lease Termination Agreement do not, and the consummation of the transactions contemplated hereby and thereby (including the purchase of the Shares), will not result in any Conflict with (i) any provision of the constituent documents of the Purchaser; (ii) any agreement to which the Purchaser is a party that is material to the Purchaser's business or properties; (iii) any judgment, order, or decree applicable to the Purchaser; or (iv) any statute, law, ordinance, rule, or regulation applicable to the Purchaser, where such Conflict with such statute, law, ordinance, rule, or regulation would reasonably be expected to have a material adverse effect on the Purchaser's business or properties or the Purchaser's ability to perform fully on a timely basis its obligation under any of the Transaction Documents. No consent, waiver, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity is required by or with respect to the Purchaser in connection with the execution and delivery of this Agreement, the Lease Termination Agreement, or the consummation of the transactions contemplated hereby and thereby.

        4.3 Residency. The residency of the Purchaser (or, in the case of a limited liability company or corporation, such entity's principal place of business) is correctly set forth on the Schedule of Purchaser.

        4.4 Investment Intent; Experience; No Registration. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act and the Purchaser is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares;
(iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Purchaser has, in connection with its decision to purchase the Shares, relied only upon the information provided to the Purchaser by the Company in contemplation of the transaction and the representations and warranties of the Company contained herein; (v) the Purchaser has the ability to bear the economic risks of its prospective investment; and (vi) the Purchaser is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. Purchaser has completed or caused to be completed and delivered to the Company the Purchaser Questionnaire attached hereto EXHIBIT D, which questionnaire is true and correct in all material respects. The Purchaser will notify the Company immediately of any material change in any of such information until such time as the Purchaser has sold all of its Shares.

        4.5 Covenants of Purchaser.

               (i) Legend Requirements. The Purchaser acknowledges and agrees that the Common Stock to be issued pursuant to the Agreement initially will not be registered under the Securities Act in reliance on an the exemption from the registration requirements of Section 5 of the Securities Act set forth in
Section 4(2) thereof. In addition to any legend imposed by applicable state securities laws, the Purchaser agrees that the certificates representing the Shares issued pursuant to the Agreement shall bear a restrictive legend (and stop transfer orders shall be placed against the transfer thereof with the Company's transfer agent), stating as follows:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS EFFECTIVE COVERING SUCH TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, OR NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

               (ii) Purchaser's Representations Regarding Securities Law Matters. The Purchaser shall be bound by the following provisions:

                             (a) The Purchaser will not offer, sell, or
               otherwise dispose of any shares of Common Stock except in compliance with the Securities Act and the rules and regulations thereunder.

                             (b) Such Purchaser will not sell, transfer or
               otherwise dispose of any Shares unless (i) such sale, transfer or other disposition is within the limitations of and in compliance with Rule 144 promulgated by the SEC under the Securities Act and the Purchaser furnishes the Company with reasonable proof of compliance with such Rule; (ii) in the opinion of counsel, reasonably satisfactory to the Company and its counsel, some other exemption from registration under the Securities Act is available with respect to any such proposed sale, transfer, or other disposition of Shares; or (iii) the offer and sale of Shares is registered under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser in compliance with all applicable securities laws (i) to a partner or member (including a limited partner) of the Purchaser who is a partnership or limited liability company; (ii) to any parent or majority-owned subsidiary of the Purchaser or parent of the Purchaser or any successor or permitted assignee of any Purchaser or of any parent of any Purchaser; (iii) to (x) any taxable REIT subsidiary of Equity Office Properties Trust, a Maryland real estate investment trust, or (y) Equity Office Properties Management Corp., a Delaware corporation, or any one of its subsidiaries; (iv) to the Equity Office Properties Management Corp. Trust, dated March 30, 2001, of which Equity Office Properties Management Corp. is the sole beneficiary; or (v) to any "affiliate" of the Purchaser (as defined in Rule 12b-2 of the Exchange Act); provided, however, that such transferee shall have agreed in writing to be bound by the terms of this Agreement.

               (iii) Purchaser's Acknowledgment. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                                    SECTION 5

                       CONDITIONS TO CLOSING OF PURCHASER

        The obligations of the Purchaser to purchase the Shares are subject to the fulfillment of the following conditions as of the Closing:

        5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall have been true and correct when made and shall be true and correct as of the Closing.

        5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

        5.3 Lease Termination Agreement. The Lease Termination Agreement shall have been executed and delivered by the Company.

                                    SECTION 6

                        CONDITIONS TO CLOSING OF COMPANY

        The obligation of the Company to sell and issue the Shares is subject to the fulfillment of the following conditions as of the Closing:

        6.1 Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 4 hereof shall have been true and correct when made and shall be true and correct on the Closing.

        6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

        6.3 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any applicable state for the offer and sale of the Shares.

        6.4 Lease Termination Agreement. The Purchaser shall have executed and delivered the Lease Termination Agreement.

                                    SECTION 7

         REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT

        7.1 Registration Procedures and Expenses. The Company shall:

               (i) subject to receipt of necessary information from the Purchaser, prepare and file with the SEC, as soon as practicable, but in no event later than twenty (20) days after the Closing, a registration statement on Form S-3 (the "REGISTRATION STATEMENT") to enable the resale of the Shares by the Purchaser from time to time through the automated quotation system of the Nasdaq Stock Market or in privately-negotiated transactions.

               (ii) use its best efforts, subject to receipt of necessary information from the Purchaser, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Registration Statement is filed by the Company;

               (iii) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to the Purchaser's Shares purchased hereunder, the earlier of (a) the second anniversary of the Closing, (b) the date on which the Purchaser may sell all Shares then held by the Purchaser without restriction by the volume limitations of Rule 144(e) of the Securities Act or (c) such time as all Shares purchased by such Purchaser have been sold pursuant to a registration statement;

               (iv) furnish to the Purchaser with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser, provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

               (v) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (vi) bear all expenses in connection with the procedures in paragraph (i) through (v) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement; and

               (vii) advise the Purchaser, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

               (viii) use its reasonable commercial efforts to secure and maintain the listing of the Shares on an Eligible Market (as defined below) until such time as the Registration Statement is declared effective.

               (ix) With a view to making available to the Purchaser the benefits of Rule 144 (or its successor rule) and any other Rule or regulation of the SEC that may at any time permit the Purchaser to sell Shares to the public without registration, the Company covenants and agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Purchaser's Shares may be resold pursuant to Rule 144(k) or any other Rule of similar effect or (B) such date as all of the Purchaser's Shares shall have been resold; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (c) furnish to the Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual

Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any Rule or regulation of the SEC that permits the selling of any such Shares without registration.

               It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7.1 that the Purchaser shall furnish to the Company such information regarding itself, the Shares to be sold by Purchaser, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

        7.2 Transfer of Shares After Registration; Suspension.

               (i) The Purchaser agrees that it will not effect any disposition of the Shares except as contemplated in the plan of distribution set forth on EXHIBIT F (the "Plan of Distribution") and will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or in the Plan of Distribution.

               (ii) Except in the event that paragraph (iii) below applies, the Company shall: (a) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (b) provide the Purchaser copies of any documents filed pursuant to Section 7.2(ii)(a); and (c) inform each Purchaser that the Company has complied with its obligations in Section 7.2(ii)(a) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 7.2(ii)(a) hereof when the amendment has become effective).

               (iii) Subject to paragraph (iv) below, in the event: (a) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (b) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(c) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (d) of any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Purchaser (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Purchaser's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Purchaser.

               (iv) Notwithstanding the foregoing paragraphs of this Section 7.2, the Purchaser shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 20 days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 7.2(iv) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company.

               (v) Provided that a Suspension is not then in effect, the Purchaser may sell Shares under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current prospectuses to the Purchaser and to supply copies to any other parties requiring such prospectuses.

               (vi) In the event of a sale of Shares by the Purchaser, the Purchaser must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as EXHIBIT E, so that the Shares may be properly transferred.

        7.3 Indemnification. For the purpose of this Section 7.3:

               (i) the term "Selling Stockholder" shall include the Purchaser, any affiliate of such Purchaser, any trustee or officer of such Purchaser, and any investment adviser of such Purchaser (and each person, if any, who controls such Purchaser or such investment adviser within the meaning of Section 15 of the Securities Act);

               (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

               (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (a) The Company will indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities, including any of the foregoing incurred in settlements of any litigation commenced or threatened, or actions or proceedings in respect thereof, to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, (ii) any omission (or alleged omission) of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in this Agreement or any misstatement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                      (b) The Purchaser will indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the Purchaser's covenants and agreements contained in this Agreement or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any omission (or alleged omission) of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that no Purchaser shall be required to pay any amount in excess of the net proceeds received by the Purchaser from the sale of the Shares to which such loss relates.

                      (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section
7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                      (d) If the indemnification provided for in this Section
7.3 is unavailable to or insufficient to hold harmless an indemnified party under subSection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subSection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subSection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subSection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subSection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the

Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                      (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

                      (f) The obligations of the Company and the Selling Stockholder under this Section 7 shall survive the completion of any offering of Shares pursuant to this Agreement.

        7.4 Repurchase Option. For the purposes of this Section 7.4, each of the following shall constitute an "Event":

                             (i) the Registration Statement is not filed on or
prior to the Filing Date (as defined below) or is not declared effective on or prior to the Required Effectiveness Date (as defined below);

                             (ii) on the Effective Date, any Registrable
Securities covered by such Registration Statement are not listed on an Eligible Market (as defined below);

                             (iii) the Common Stock (as defined below) is not
listed or quoted, or is suspended from trading, on an Eligible Market on the Effective Date; or

                             (iii) the Company fails for any reason within its
control or its agent's control to deliver a certificate evidencing the Shares to the Purchaser within three (3) Trading Days after delivery of such certificate is required pursuant to the Agreement.

        If (i) any Event occurs and remains uncured for 30 days; (ii) the Company fails to make any cash payment required under the Lease Termination Agreement and such failure is not cured within ten days after notice of such default is first given to the Company by the Purchaser; or (iii) if prior to the Registration Statement being declared effective the Company defaults in the timely performance of any other obligation under the Transaction Documents and such default continues uncured for a period of 20 days after the date on which notice of such default is first given to the Company by the Purchaser (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within 20 days), then at any time within sixty (60) days thereafter the Purchaser may deliver to the Company a notice (a "REPURCHASE NOTICE") requiring the Company to repurchase all or any portion of the Shares then held by the Purchaser at a price (the "REPURCHASE PRICE") per share equal to 100% of the highest Closing Price for any Trading Day after the Closing and preceding either (a) the date of delivery of the notice requiring such repurchase, or (b) the date on which the applicable repurchase price (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater. If the Purchaser delivers a Repurchase Notice pursuant to this Section, the Company shall pay the aggregate Repurchase Price (together with any other payments, expenses and liquidated damages then due and payable pursuant to the Transaction Documents) to the Purchaser no later than the tenth Trading Day following the date of delivery of the Repurchase Notice, and upon receipt thereof the Purchaser shall deliver original certificates evidencing the Shares so repurchased to the Company (to the extent such certificates have been delivered to the Purchaser).

        For the purposes of this Section 7.4, the following terms shall have the following meanings:

        "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

        "COMMON STOCK" means the common stock of the Company, par value $0.001 per share.

        "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the SEC.

        "ELIGIBLE MARKET" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

        "FILING DATE" means twenty (20) days following the date first written above.

        "REGISTRABLE SECURITIES" means any Common Stock issued pursuant to the Agreement , together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

        "REQUIRED EFFECTIVENESS DATE" means ninety (90) days from the Filing Date; provided, however, so long as the Registration Statement is filed by the Filing Date, if the Registration Statement receives SEC review, then the Required Effectiveness Date will be one hundred eighty (180) days from the date of Closing.

        "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Eligible Market, or (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

        "TRANSACTION DOCUMENTS" means this Agreement and the Lease Termination Agreement between the Company and Purchaser of even date herewith and any exhibits hereto or thereto.

                                    SECTION 8

                                  MISCELLANEOUS

        8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection that they might otherwise have to such jurisdiction and such process. The Company hereby waives all rights to a trial by jury.

        8.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchaser to purchase the Shares shall not be assignable.

        8.3 Entire Agreement. This Agreement, the Lease Termination Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersede in their entirety all prior undertakings and agreements of the parties hereto with respect to the subjects hereof, all with the intent and effect that such prior agreements and undertakings shall be hereby terminated and shall have no further force or effect. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

        8.4 Amendment and Waiver. This Agreement may be amended by the parties hereto, and any condition hereof may be waived, at any time by execution of an instrument in writing signed by the Company and the Purchaser.

        8.5 Notices, Etc. Any request, communication, or other notice required or permitted hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or delivered by recognized overnight or international courier service or personal delivery (as the situation may require) at the respective address or facsimile number of the party receiving notice as set forth below. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. All such notices and other communications hereunder shall be deemed given (i) upon confirmation of delivery, if sent by facsimile and (ii) upon delivery, if sent by recognized overnight or international courier service or personal delivery:

               (i)    if to the Company, to:

                      Intrabiotics Pharmaceuticals, Inc.
                      1245 Terra Bella Avenue
                      Mountain View, California 94043
                      Attention:  Chief Financial Officer
                      Telephone No.:  (650) 526-6800
                      Facsimile No.:  (650) 567-6657

                      with a copy to:

                      Cooley Godward LLP
                      3175 Hanover Street
                      Palo Alto, California 94306-2155
                      Attention:  Laura A. Berezin; Toni P. Wise
                      Telephone No.:  (650) 843-5000
                      Facsimile No.:  (650) 849-7400

               (ii)   if to EOP-Shoreline:

                      EOP-Shoreline Technology Park, L.L.C.
                      Two North Riverside Plaza, Suite 2200
                      Chicago, Illinois 60606
                      Attn:  Stanley M. Stevens,
                             General Counsel
                      Telephone No.:  (312) 466-3362
                      Facsimile No.:  (312) 559-5021

                      with a copy to:

                      Allen Matkins Leck Gamble & Mallory LLP
                      1901 Avenue of the Stars, Suite 1800
                      Los Angeles, California  90067-6050
                      Attn:  Anton N. Natsis
                      Telephone No.:  (310) 788-2400
                      Facsimile No.:  (310) 788-2410

        8.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        8.7 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Shares.

        8.8 Severability. In the event that any provision of this Agreement becomes or is held by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        8.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        8.11 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        8.12 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall instruct its transfer agent to issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

        8.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        8.14 [Intentionally Deleted].

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Common Stock Purchase Agreement has been executed by the undersigned as of the date first above written:

"COMPANY"                        INTRABIOTICS PHARMACEUTICALS, INC.,
                                 A DELAWARE CORPORATION

                                 By: /s/ Eric H. Bjerkholt                     .
                                     -------------------------------------------
                                 Name: Eric H. Bjerkholt                       .
                                       -----------------------------------------
                                 Title:  Sr. VP and Chief Financial Officer
                                       -----------------------------------------

"EOP-SHORELINE"                  EOP-SHORELINE TECHNOLOGY PARK, L.L.C.,
                                 A DELAWARE LIMITED LIABILITY COMPANY

                                 By:  EOP Operating Limited Partnership,
                                      a Delaware limited partnership, its sole
                                      member

                                      By: Equity Office Properties Trust,
                                          a Maryland real estate investment
                                          trust, its general partner

                                          By: /s/ Richard Berk                 .
                                              ----------------------------------
                                          Name:  Richard Berk                  .
                                                 -------------------------------
                                          Title:  Vice President               .
                                                  ------------------------------

                                    EXHIBIT A


                              SCHEDULE OF PURCHASER



                      NAME                                       NUMBER OF SHARES
                      ----                                       ----------------
EOP-Shoreline Technology Park, L.L.C.                               1,250,000
Two North Riverside Plaza, Suite 2200
Chicago, Illinois 60606

Attention:  Marsha Williams, CFO

                                   EXHIBIT A

                                    EXHIBIT B


                             [INTENTIONALLY DELETED]



                                    EXHIBIT B
                                       -1-

                                    EXHIBIT C


                                  LEGAL OPINION



                                    EXHIBIT C

November __, 2002

EOP-Shoreline Technology Park, L.L.C.
Two North Riverside Plaza, Suite 2200
Chicago, Illinois 60606

        Re:    IntraBiotics Pharmaceuticals, Inc.

Ladies and Gentlemen:

        We have acted as counsel for IntraBiotics Pharmaceuticals, Inc., a Delaware corporation (the "Company"), in connection with the issuance to you of 1,250,000 shares of Common Stock of the Company (the "Shares") pursuant to that certain Common Stock Purchase Agreement dated November __, 2002 (the "Purchase Agreement") between the Company and you. We are rendering this opinion pursuant to Section 2.2 of the Purchase Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement.

        In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Purchase Agreement by the various parties (and assumed that all such representations and warranties remain true and complete as if given on the date hereof) and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (excluding the due authorization, execution and delivery by the Company of the Purchase Agreement) by all of the parties thereto where due authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Purchase Agreement; that the Purchase Agreement executed by you is an obligation binding upon you; that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Purchase Agreement that would modify



                                   EXHIBIT C
or interpret the terms of the Purchase Agreement or the respective rights or obligations of the parties thereunder.

        We express no opinion herein concerning any laws other than the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

        On the basis of the foregoing and in reliance thereon, and subject to the qualifications herein stated, we are of the opinion that:

        1. The Shares have been duly authorized, and when issued, delivered and paid for in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable.

        2. Assuming the accuracy and completeness of all representations and warranties made by the you under the Purchase Agreement, as if made on the date hereof, the sale and issuance of the Shares is exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, subject to the filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

                                    * * * * *

        This opinion is furnished to you solely for your benefit and may not be made available to or relied upon by any other person, firm or entity without our prior written consent.

                                            Very truly yours,



                                            Laura A. Berezin
                                            Cooley Godward LLP
SJL:sbe

                                   EXHIBIT C
                                       -3-

                                    EXHIBIT D


                       INTRABIOTICS PHARMACEUTICALS, INC.

                             PURCHASER QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: IntraBiotics Pharmaceuticals, Inc.

        This Purchaser Questionnaire ("QUESTIONNAIRE") must be completed by the potential purchaser in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, of IntraBiotics Pharmaceuticals, Inc. (the "Securities"). The Securities are being offered and sold by IntraBiotics Pharmaceuticals, Inc. (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential purchaser meets certain suitability requirements before offering or selling Securities to such purchaser. The purpose of this Questionnaire is to assure the Corporation that the purchaser will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

        This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. You must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name: EOP-Shoreline Technology Park L.L.C.

Business Address: Two N. Riverside Plaza, Suite 2100
                  --------------------------------------------------------------
                               (Number and Street)

Chicago                           Illinois                            60606
--------------------------------------------------------------------------------
(City)                             (State)                           (Zip Code)

Telephone Number:  (312) 466-3300
                    ------------------------------------------------------------

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: Limited Liability Company
                ----------------------------------------------------------------
State of formation: Delaware                       Date of formation: 12/4/97
                   ---------                                          ----------

Social Security or Taxpayer Identification No. 36-4156801
                                               ---------------------------------

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):


                                   EXHIBIT D
                                      -1-

_____(1) a bank, as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;(1)

_____(2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

_____(3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

_____(4) a director, executive officer, or general partner of the issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

_____(5) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

_____(6) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____(7) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

[X] (8) an entity in which all of the equity owners are accredited investors (as defined above).

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Corporation as follows:

        1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

        2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such



--------
(1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.



                                   EXHIBIT D
                                      -2-
information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

        3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

        4. The undersigned acknowledges that there may occasionally be times when the Corporation, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement (as such terms are defined in the Common Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Corporation and declared effective by the Securities and Exchange Commission or until the Corporation has amended or supplemented such prospectus. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

        5. The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described under the heading "Risks Related to Our Business" in the Corporation's most recent annual report on Form 10-K and quarterly report on Form 10-Q.

        IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this 22nd day of November, 2002, and declares under oath that it is truthful and correct.



                        EOP-Shoreline Technology Park L.L.C.,
                        A Delaware limited liability company

                              By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

                                  By: Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

                                    By: /s/ Stanley M Stevens
                                        ----------------------------------------
                                            Stanley M. Stevens
                                        -------------------------
                                        Title: Executive Vice President and
                                               General Counsel
                                               ---------------------------------
                                        (required for any purchaser that is a
                                        corporation, partnership, trust or other
                                        entity)




                                   EXHIBIT D

                                    EXHIBIT E

                       INTRABIOTICS PHARMACEUTICALS, INC.

                         CERTIFICATE OF SUBSEQUENT SALE

Computershare Trust Company, Inc.

        RE: Sale of Shares of Common Stock of IntraBiotics Pharmaceuticals, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2002 (the "Prospectus")

Dear Sir/Madam:

        The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

        Selling Shareholder (the beneficial owner):
                                                   -----------------------------
        Record Purchaser (e.g., if held in name of nominee):
                                                            --------------------
        Restricted Stock Certificate No.(s):
                                            ------------------------------------
        Number of Shares Sold:
                              --------------------------------------------------
        Date of Sale:
                     -----------------------------------------------------------

        In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Purchaser and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                       Very truly yours,

                                       By:
                                           -------------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Title:
                                             -----------------------------------
Dated:
      -----------------
cc:     Investor Relations
        IntraBiotics Pharmaceuticals, Inc.
        1245 Terra Bella Avenue
        Mountain View, California 94043



                                   EXHIBIT E

                                    EXHIBIT F


                              PLAN OF DISTRIBUTION

        The Company will not receive any proceeds from the sale of the Shares by the Purchaser. The Purchaser will receive all of the net proceeds from the sale of the Shares under this prospectus. The Shares may be sold or distributed from time to time by the Purchaser or the pledgees, donees, transferees of, or other successors in interest to, the Purchaser directly to one or more purchasers (including pledgees) or through brokers, dealers or underwriters who may act solely as agents or may acquire Shares as principals at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at negotiated prices or at fixed prices, all of which may be changed. The distribution of the Shares may be effected in one or more transactions that may take place through the Nasdaq National Market, including block trades or ordinary broker's transactions, or through privately negotiated transactions, through put or call options transactions relating to the Shares, through short sales of the Shares or through a combination of any such methods of sale, at market prices prevailing at the time of the sale, at prices related to such prevailing market prices or negotiated prices. Usual and customary or specifically negotiated brokerage fees or commissions may be paid by the Purchaser in connection with such sales.

        The aggregate proceeds to the Purchaser from the sale of the Shares will be the purchase price of the Shares sold less the aggregate agents' commissions, if any, and other expenses of issuance and distribution not borne by the Company. The Purchaser and any dealers or agents that participate in the distribution of the Shares may be deemed to be "underwriters" within the meaning of the Securities Act, and any profit on the sale of the Shares by them and any commissions received by any such dealers or agents might be deemed to be underwriting discounts and commissions under the Securities Act.




                                   EXHIBIT F

                                  SCHEDULE 3.8


              LISTING OF PENDING OR THREATENED PROCEEDINGS AGAINST
                       COMPANY OR ANY OF ITS SUBSIDIARIES

The Company failed to pay the monthly rent due and owing under the terms of that certain Office Lease Agreement between the Company and the Purchaser dated as of February 7, 2000, as amended by that certain First Amendment, dated as of September 26, 2001 and that certain letter agreement dated December 21, 2001 (collectively, the "LEASE") on October 1, 2002 and November 1, 2002. On or about October 7, 2002, following the Company's failure to pay the monthly rental obligation due on October 1, 2002, the Purchaser duly and validly served on the Company that certain Notice to Pay Rent or Quit the Premises (the "NOTICE") demanding the immediate payment of the amount of $243,267.12 in rent then in default. As a result of the Company's failure to cure the Lease defaults in accordance with the Notice, the Purchaser has filed a Complaint for Unlawful Detainer against the Company in the Superior Court of California, County of Santa Clara, Case No. DC02 429297 (the "ACTION"), and such Action is currently pending.